                                 SCHEDULE 14A
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         KEY PRODUCTION COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                      [KEY PRODUCTION COMPANY, INC. LOGO]

                                   Suite 3300
                             707 Seventeenth Street
                          Denver, Colorado 80202-3404

                               ----------------

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               ----------------

                                                                  April 26, 2001

Fellow Stockholders:

   We invite you to attend our annual meeting on June 14, 2001, in Denver, Colorado. Following the meeting, we will report on our operations and you will have a chance to meet your directors and officers.

   This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the board operates and gives personal information about our director candidates.

   We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't delay. Even if you only own a few shares, we want your shares to be represented at the meeting. Also, when stockholders do not return their proxies we incur additional expenses to pay for follow-up mailings and telephone calls.

   Please take a few minutes today to review this proxy statement and record your vote. To make voting easier, you may vote by telephone or on the Internet by following the instructions that appear on the enclosed proxy insert or you may sign and return the enclosed proxy card.

   If you have any questions regarding the issues to be voted on or need assistance in recording your vote, please call us at 303/295-3995. You may also call our proxy solicitor Morrow & Co., Inc., toll-free at 800/607-0088. Thank you for investing in Key Production and for your continuing support.

                                        Sincerely yours,

                                        /s/ F. H. Merelli

                                        F. H. Merelli
                                        Chairman and Chief Executive Officer

                                        /s/ Monroe W. Robertson

                                        Monroe W. Robertson
                                        President and Chief Operating Officer

                      [KEY PRODUCTION COMPANY, INC. LOGO]

   The board of directors of Key Production Company, Inc. is soliciting proxies to be used at the 2001 annual meeting. This proxy statement and form of proxy will be mailed to stockholders commencing April 26, 2001.

                         ATTENDANCE AND VOTING MATTERS

THE MEETING

   Date:  Thursday, June 14, 2001

   Time:  2:00 p.m., Mountain Daylight Time

   Place: The Hirschner Room
          Norwest Bank Building
          1700 Lincoln Street
          Denver, Colorado 80203

   Purpose: . To elect four directors (Proposal No. 1);

            . To approve adoption of the 2001 Equity Incentive Plan for employees of Key (Proposal No. 2);

            . To ratify the appointment of the independent accountants (Proposal
              No. 3); and

            . To conduct other business if properly raised.

WHO MAY VOTE

   Stockholders of record as of April 16, 2001, may vote at the meeting.

HOW TO VOTE

   We have several voting options to make it easier to cast your vote. You can vote on matters presented at the meeting in any one of the following four ways:

            . You can vote by telephone by following the instructions on either the enclosed proxy card or voting instruction form; or

            . You can vote on the Internet by following the instructions on the enclosed proxy card; or

            . You can vote by signing and returning the enclosed proxy card in the postage paid envelope provided; or

            . You can come to the annual meeting and cast your vote there.

   We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

   Each share of Key Production common stock you own (as of the April 16, 2001 record date) entitles you to one vote. The number of shares you own is shown on your proxy card beneath and to the right of your name. As of March 30, 2001, there were 13,968,067 shares of Key Production common stock outstanding.

HOW PROXIES WORK

   Key Production's board of directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also abstain from voting.

   If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates, the adoption of the 2001 Equity Incentive Plan and the ratification of our independent accountants.

   You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote. Please vote each proxy you receive.

REVOKING A PROXY

   You may revoke your proxy before it is voted by submitting a new proxy with a later date (either by telephone, on the Internet, or by returning a new proxy card); by voting in person at the meeting; or by notifying our Corporate Secretary in writing at the address listed on the front of this booklet.

THE QUORUM REQUIREMENT

   In order to conduct business at the meeting, we must have a quorum. This means at least a majority of the outstanding Key Production stock must be represented at the meeting either in person or by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

VOTES NEEDED

   The director candidates receiving the most votes are elected to fill the seats on the board. The proposals authorizing adoption of the 2001 Equity Incentive Plan and the ratification of our independent accountants will be approved if a majority of the shares present and entitled to vote are voted in favor of the proposals. Broker non-votes count for quorum purposes but not for voting purposes. Brokers will not have the authority to vote for their customers on the adoption of the 2001 Equity Incentive Plan. Abstentions have the effect of votes cast against the proposal. You are not allowed to cumulate votes in the election of directors.

TABULATION OF VOTES

   Continental Stock Transfer & Trust Company, New York, our stock transfer agent, will receive proxies and ballots, tabulate the vote, determine whether a quorum exists and serve as inspector of election at the meeting.

                                 PROPOSAL NO. 1
                       KEY PRODUCTION BOARD OF DIRECTORS

STRUCTURE

   The board of directors oversees the management of the company on your behalf, and it reviews our long-term strategic plans. Our bylaws provide that the number of directors is determined by the board of directors and Key Production has historically had three directors. In February 2001, the board increased that number to four and then appointed Mr. Paul D. Holleman to the board of directors effective April 4, 2001. This will enable Key Production to fulfill the New York Stock Exchange's new requirement that at least three independent board members serve on the audit committee. All directors are elected for a one-year term.

   Personal information about each director is given below. Unless you instruct the proxies differently on your proxy card, the proxies will vote for these nominees. If a nominee becomes unavailable before election, the proxy card authorizes us to vote for another nominee proposed by the board.

DIRECTORS NOMINATED FOR RE-ELECTION

   Information regarding each nominee is contained in the table and text below.

       Nominee   Age Director Since     Current Position            Committees
------------------------------------------------------------------------------------
  F.H.           65       1992      Chairman of the Board and None
   Merelli                           Chief Executive Officer
------------------------------------------------------------------------------------
  Cortlandt      79       1992              Director          Audit and Compensation
   S.
   Dietler
------------------------------------------------------------------------------------
  L. Paul        66       1996              Director          Audit and Compensation
   Teague
------------------------------------------------------------------------------------
  Paul D.        69       2001              Director          Audit and Compensation
   Holleman

   F.H. MERELLI has been with Key Production since September 9, 1992. He has been chairman of the board of directors and chief executive officer since September 1999. From September 1992 to September 1999, he also held the office of president. From July 1991 to September 1992, Mr. Merelli was engaged as a private consultant in the oil and gas industry. Mr. Merelli was president and chief operating officer of Apache Corporation, and president, chief operating officer and a director of Key from June 1988 to July 1991, at which time he resigned from those positions in both companies. He was president of Terra Resources, Inc. from 1979 to 1988. Mr. Merelli has been a director of Apache Corporation since July 1997.

   CORTLANDT S. DIETLER has been a member of the board of directors of Key Production since September 9, 1992. He has been the chairman of the board of TransMontaigne, Inc. since April 1995. The principal business of TransMontaigne, Inc. (through its various operating subsidiaries) is to provide refined petroleum product, terminaling and storage services, as well as the bulk purchase and sale and wholesale marketing of refined petroleum products. Mr. Dietler was the founder, chairman and chief executive officer of Associated Natural Gas Corporation prior to its 1994 merger with Panhandle Eastern Corporation (now Duke Energy Corporation). He also serves as a director of Hallador Petroleum Company, Forest Oil Corporation, and Carbon Energy Corporation. His industry affiliations include: member of the National Petroleum Council; director of the American Petroleum Institute; past director of the Independent Petroleum Association of America; and director, past president and life member of the Rocky Mountain Oil & Gas Association.

   L.PAUL TEAGUE has been a member of the board of directors of Key since August 20, 1996. He retired in 1994 from his position as vice president, Western Region, Texaco Exploration & Producing Inc. in Denver. Other positions in his 35 years with Texaco included division manager of the New Orleans Division, Eastern Producing Department; vice president, New Orleans Producing Division of Texaco USA; and vice president, Producing Department, Texaco USA in Houston. His industry affiliations include: chairman of the API Executive Committee on Drilling and Production Practices; president of the Colorado Petroleum Association; director and executive committee member of the Rocky Mountain Oil & Gas Association; and executive committee member of the Louisiana Oil & Gas Association.

   PAUL D. HOLLEMAN was appointed a member of the board of directors of Key Production effective April 4, 2001 to fill a vacancy created when the board increased the number of board members from three to four. He retired in 2000 from his position as senior partner in Holme Roberts & Owen LLP, a Denver law firm. At Holme Roberts he had served as legal counsel to Key Production and other oil and gas companies. Other positions in his 40 years with Holme Roberts included chairman of the Natural Resources Department and member of the executive committee. He was president of Inter-American Petroleum Corporation in 1970 and 1971 and was a director of Janus Fund in those same years. He is past chairman of the Mineral Law Section of the Colorado Bar Association, past chairman of the Rocky Mountain Mineral Law Institute and past chairman of the American Bar Association Public Lands Committee of the Natural Resources Section.

   YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THESE NOMINEES.

BOARD MEETINGS AND COMMITTEES

   In 2000, our full board formally met five times. In addition to meetings of the full board, directors attended meetings of board committees. Each member of the board of directors attended 100 percent of the formal meetings of the board and the committees on which he served (other than Mr. Holleman who was not a member of the board during 2000).

   In addition to formally convened directors' meetings, several informal telephone conferences or meetings between senior management and board members were usually held during each month. Other board action throughout the year was accomplished by written consent, after informal discussion among the board members.

   The board appoints committees to help carry out its duties. Our board has two standing committees that serve a critical function for Key Production and its stockholders.

   The Audit Committee is responsible for accounting and internal control matters. The committee appoints the independent public accountants to audit our financial statements and requests the stockholders to ratify that appointment. The committee consults with the independent accountants and reviews their audit and other work. The committee also consults with our chief financial officer and reviews our internal controls and compliance with policies. In addition to its regular activities, the committee is available to meet at the request of the independent accountants or chief financial officer whenever a special situation arises. The audit committee's report starts on page 17. The current audit committee members are Cortlandt S. Dietler, L. Paul Teague and Paul D. Holleman. The audit committee formally met eight times during 2000.

   The Compensation Committee reviews our compensation practices, oversees compensation for our senior executives and administers several of our compensation plans. The compensation committee's report on executive compensation starts on page 11. The compensation committee members are Cortlandt S. Dietler, L. Paul Teague and Paul D. Holleman. The compensation committee formally met three times during 2000.

   The board of directors does not have a nominating committee.

DIRECTOR COMPENSATION

   Of our current board members, Mr. Merelli is the only salaried employee of Key Production. Commencing in 2000, board members who are not employees received $1,000 for each board meeting attended and $300 for each committee meeting attended. Prior to that time, non-employee directors did not receive cash compensation for serving as directors. Board members are reimbursed for their actual expenses related to attending board meetings. Non-employee directors also receive director compensation in the form of stock options granted under the Stock Option Plan for Non-Employee Directors.

   Upon his election to the board, Mr. Dietler was granted stock options for 45,000 shares on December 9, 1992, at an exercise price of $2.875 per share. These options vested at a rate of one-third per year over three years. In recognition of his continued service to Key Production, Mr. Dietler was also granted additional stock options for 22,500 shares on January 26, 1997, at an exercise price of $11.375 per share and stock options for 20,000 shares on May 7, 1998, at an exercise price of $12.00 per share. These options also vest at the rate of one-third per year over three years.

   Upon his election to the board, Mr. Teague was granted stock options for 45,000 shares on August 19, 1996, at an exercise price of $8.125 per share. These options vested at a rate of one-third per year over three years. In recognition of his continued service to Key Production, Mr. Teague was also granted additional stock options for 20,000 shares on May 7, 1998, at an exercise price of $12.00 per share. These options also vest at a rate of one-third per year over three years.

   Upon his election to the board, Mr. Holleman was granted stock options for 45,000 shares on April 4, 2001, at an exercise price of $18.765 per share. These options vest at a rate of one-third per year over three years on each anniversary date.

                                PROPOSAL NO. 2
                 APPROVAL OF THE KEY PRODUCTION COMPANY, INC.
                          2001 EQUITY INCENTIVE PLAN

   Our board of directors recommends that the stockholders authorize adoption of the 2001 Equity Incentive Plan.

   On April 20, 2001, the board of directors adopted the Key Production Company, Inc. 2001 Equity Incentive Plan (the "Plan") effective April 20, 2001. The Plan provides for the grant of non-qualified stock options, incentive stock options, restricted stock, and other stock grants to employees of Key Production and its affiliates and consultants to Key Production and its affiliates. Key Production had 87 employees on April 19, 2001.

   The purposes of the Plan are to provide those who are selected for participation with added incentives to continue in the long-term service of Key Production. We also believe the Plan will create in such persons a more direct interest in the future success of the operations of Key Production by relating incentive compensation to increases in stockholder value, so that the interests of those participating in the Plan are more closely aligned with the interests of Key Production's stockholders. The Plan is also designed to provide a financial incentive that will help Key Production attract, retain and motivate the most qualified employees and consultants.

   Administration of the Plan. The Plan is administered by the members of the compensation committee of the board of directors. The committee must be structured at all times so it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent practicable, Key Production intends to satisfy the similar requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to grants to employees whose compensation is subject to Section 162(m) of the Code.

   The committee has the sole discretion to determine the employees and consultants to whom awards may be granted under the Plan and the manner in which such awards will vest. The committee determines the number and timing of options and restricted stock grants to employees and consultants with the following exceptions: (1) the maximum number of shares subject to one or more options that can be granted during any calendar year to any employee or consultant is 750,000 shares of Key Production; (2) the maximum number of shares that can be granted pursuant to incentive stock options is 1,000,000 shares of Key Production; (3) incentive stock options may be granted only to employees; and (4) the maximum number of shares that may be granted as restricted stock is 25 percent of the shares reserved for the grant awards under the Plan. In granting options and restricted stock, the committee will take into account factors it deems relevant in order to accomplish the Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and consultants, and their present and potential contributions to Key Production's success.

   The Plan provides that the committee may delegate authority to grant options and other awards to specified Key Production officers; provided no grants of options or other awards may be made by such specified officers to any employee or consultant who is covered by Section 16(b) of the Exchange Act. At this time, the committee has not made such a delegation.

   Shares Subject to the Plan. There are 1,000,000 shares reserved for the grant of awards under the Plan. On April 20, 2001, the closing price of a share of Key Production common stock on The New York Stock Exchange was $19.95.

   Adjustment of Shares; Eligibility of Shares. The number of shares eligible for award under the Plan, the number of shares subject to outstanding awards, the number of shares that may be granted to any individual, the number of shares available for grant pursuant to incentive options, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in Key Production common stock. Shares of Key Production common stock covered by unexercised options that expire, terminate or are canceled, together with shares of Key Production common stock that are forfeited pursuant to a restricted stock grant or any other award (other than an option) under the Plan or that are used to pay withholding taxes or the option exercise price, will again be available for option or grant under the Plan.

   No Repricing of Options. The committee may amend the terms of any award granted under the plan, prospectively or retroactively, but no amendment may impair the rights of any participant without his or her consent or amend the terms of any option to reduce the option price. Neither may the committee, without the approval of shareholders, cancel any outstanding option and replace it with a new option with a lower option price, where the economic effect would be the same as reducing the option price of the cancelled option.

   Exercise of Options. The committee determines the exercise price for each option; but both non-qualified and incentive options must have an exercise price at least equal to the fair market value of the Key Production common stock on the date the option is granted (at least equal to 110 percent of the fair market value in the case of an incentive option granted to an employee who owns Key Production common stock having more than 10 percent of the voting power). An option holder may exercise an option by written notice and payment of the exercise price (1) in cash or certified funds, (2) by the surrender of a number of shares of Key Production common stock already owned by the option holder for at least six months and having a fair market value equal to the exercise price, (3) through a broker's transaction by directing the broker to sell all or a portion of the Key Production common stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price, or (4) subject to approval by the committee, with a promissory note, the terms of which are determined by the committee and, in the case of an incentive option, the terms of which are determined as of the date the incentive option is granted. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may be provided with an election to satisfy the minimum required income tax withholding obligation through the withholding of a portion of the Key common stock to be received upon exercise of the option.

   Option Term. The committee determines the term of each option, which shall be no longer than ten years (five years in the case of an incentive option granted to an employee who owns Key Production common stock having more than 10 percent of the voting power). Unless the committee provides otherwise, the following provisions apply in the event of an option holder's termination of services: (1) if the option holder's services are terminated for cause, as determined by Key Production, the option terminates immediately; (2) if the option holder becomes disabled, the option may be exercised for one year after the option holder's services terminate on account of disability; (3) if the option holder dies during employment or in the one-year period referred to in
(2) above, or in the three-month period following termination of services other than on account of cause or disability, the option may be exercised for one year after the option holder's death; (4) if the option holder's services terminate for any reason other than cause, disability, or death, the option may be exercised for three months after termination of employment; and (5) in all cases, the option can be exercised only to the extent that it is vested at the time of termination and only during the term of the option.

   Restoration Grant At the time an option is granted, the committee may provide that if the option holder pays the option exercise price by surrendering shares of Key Production common stock or if the option holder pays the required minimum tax withholding with shares of Key Production common stock, the option holder will be granted an option (a "Restoration Option") as of the date the original option was exercised. This Restoration Option will be for the same number of shares that are surrendered (or withheld) to pay the exercise price and/or required withholding, and will have an exercise price equal to the fair market value of the Key Production common stock on the date the original option was exercised and having the same terms and conditions as the original option. A Restoration Option will be granted only if there is at least six months remaining in the term of the original option. Restoration Options will be non-qualified options, will expire at the same time as the original option or earlier if the option holder terminates employment, will vest six months from the date the Restoration Option was granted. These options will only be exercisable if the option holder is employed on the date of exercise, and has been employed continuously by Key Production or an affiliate since the date the Restoration Option was granted. The committee also has the discretion to set additional policies and procedures related to the exercise of a Restoration Option.

   Restricted Stock. The committee may grant a participant a number of shares of restricted stock as determined by the committee in its sole discretion. Grants of restricted stock may be subject to such restrictions, including for example, continuous employment with Key Production for a stated period of time or the attainment of performance goals and objectives, as determined by the committee in its sole discretion. The restrictions may vary among awards and participants. If a participant dies or becomes disabled or retires pursuant to Key Production's retirement policy, the restricted stock will become fully vested as to a pro rata portion of each award based on the ratio of the number of months of employment or service completed at termination of employment or service from the date of the award to the total number of months of employment or service required for each award to become fully vested. The remaining portion of the restricted stock will be forfeited. If a participant terminates employment for any other reason, all unvested shares of restricted stock will be forfeited.

   Other Stock Grants. The committee may award stock bonuses to such participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock bonuses may be outright grants or may be conditioned on continued employment or attainment of performance goals as the committee determines in its sole discretion. The Key Production board of directors may, in its sole discretion, establish other incentive compensation arrangements pursuant to which participants may acquire Key Production common stock or provide that other incentive compensation will be paid in Key Production common stock under the Plan.

   Nontransferability. Options and restricted stock awards granted under the Plan cannot be transferred other than by will or by the laws of descent and distribution unless the committee expressly permits the transfer.

   Amendment and Termination. The Key board of directors may amend the Plan in any respect at any time provided it obtains stockholder approval when necessary or desirable, but no amendment may impair any option or award previously granted or deprive an option holder, without his or her consent, of any Key Production common stock previously acquired. The Plan will terminate on April 19, 2011, unless the board of directors terminates it sooner.

   Federal Income Tax Consequences of Issuance and Exercise of Options Under the Plan. When a non-qualified stock option is granted, there are no income tax consequences for the option holder or Key Production. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the Key Production common stock on the date of exercise over the exercise price. If, however, the sale of the Key Production common stock at a profit would subject the option holder to liability under Section 16(b) of the Exchange Act, the option holder will recognize compensation income equal to the excess of (1) the fair market value of the Key Production common stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the Key Production common stock without Section 16(b) liability over (2) the exercise price. The option holder can make an election under Section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. The compensation recognized by an employee is subject to income tax withholding. Key Production is entitled to a deduction equal to the compensation recognized by the option holder for Key Production's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

   When an incentive option is granted, there are no income tax consequences for the option holder or Key Production. When an incentive option is exercised, the option holder does not recognize income and Key

Production does not receive a deduction. The option holder, however, must treat the excess of the fair market value of the Key Production common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the Key Production common stock (described below) in the same taxable year the incentive option was exercised, there are no alternative minimum tax consequences.

   If the option holder disposes of the Key Production common stock after the option holder has held the Key Production common stock for at least two years after the incentive option was granted and at least one year after the incentive option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as capital gain for the option holder. Key Production is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the Key Production common stock by disposing of the Key Production common stock before it has been held for at least two years after the date the incentive stock was granted and at least one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of (1) the fair market value of the Key Production common stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (2) the exercise price. At present, Key Production is not required to withhold income or other taxes. Key Production is entitled to a deduction equal to the compensation recognized by the option holder for Key Production's taxable year that ends with or within the taxable year in which the option holder recognized the compensation, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

   The Plan provides that option holders are responsible for making appropriate arrangements with Key Production to provide for any additional withholding amounts. Furthermore, Key Production is not obligated to deliver shares of Key Production common stock upon the exercise of any options or awards or units under the Plan until all applicable federal, state and local income and other tax withholding requirements have been satisfied.

   Under Section 162(m) of the Code, Key Production may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to its chief executive officer or any one of the four highest paid executive officers who were employed by Key Production on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by Key Production's stockholders, is not subject to this limitation on deductibility. Key Production has structured the Plan with the intention that compensation resulting from options and awards granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

   Stockholder Approval. The proposal authorizing adoption of the 2001 Equity Incentive Plan will be approved if a majority of the votes cast are in favor of the proposal. The Board believes the Equity Incentive Plan Proposal is in the best interests of Key Production and its stockholders and is important to help assure the ability of Key Production to continue to recruit and retain highly qualified employees and consultants.

   You can read the full text of the proposed 2001 Equity Incentive Plan included at the end of this proxy statement as Appendix A.

   YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN.

                                 PROPOSAL NO. 3
                 RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The audit committee of the board of directors has appointed KPMG LLP to audit our financial statements for 2001. We are asking you to ratify that appointment. KPMG LLP has been Key Production's independent accounting firm since December 18, 2000, and we believe they are well qualified for the job. A KPMG LLP representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

   YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

                        KEY PRODUCTION COMPANY OFFICERS

   F.H. MERELLI, 65, has been with Key Production since September 9,1992. He is currently the chairman of the board of directors and chief executive officer. Prior to September 1999, he also held the office of President. From July 1991 to September 1992, Mr. Merelli was engaged as a private consultant in the oil and gas industry. Mr. Merelli was president and chief operating officer of Apache Corporation, and president, chief operating officer and a director of Key from June 1988 to July 1991, at which time he resigned from those positions in both companies. He was president of Terra Resources, Inc. from 1979 to 1988. Mr. Merelli has been a director of Apache Corporation since July 1997.

   MONROE W. ROBERTSON, 51, has been with Key Production since September 10, 1992. Mr. Robertson was appointed president and chief operating officer in September 1999. He served as senior vice president and corporate secretary from February 1994 to September 1999. From September 1992 to February 1994, he served as vice president and corporate secretary. From August 1988 to July 1992, he was employed by Apache Corporation in various capacities, the most recent of which was director of operational planning. From 1986 to 1988, Mr. Robertson was director of corporate planning for Terra Resources, Inc. From 1973 to 1986, Mr. Robertson was employed by Gulf Oil Corporation in various engineering and management positions.

   STEPHEN P. BELL, 46, has been with Key Production since February 1994. In September 1999, he was appointed senior vice president-business development and land. From February 1994 to September 1999, he served as vice president-land. From March 1991 to February 1994, he was president of Concord Reserve, Inc., a privately-held independent oil and gas company. He was employed by Pacific Enterprises Oil Company (formerly Terra Resources, Inc.) as mid-continent regional manager from February 1990 to February 1991 and as land manager from August 1985 to January 1990.

   JOSEPH R. ALBI, 42, has been with Key Production since June 1994. In September 1999, he was appointed vice president-engineering. He served as manager of engineering from June 1994 to September 1999. He was executive vice president of Black Dome Energy Corporation from 1991 to 1994. Prior to that, Mr. Albi held various engineering positions with Apache Corporation and Nicor Oil and Gas Corporation.

   THOMAS E. JORDEN, 43, has been with Key Production since November 1993. In September 1999, he was appointed vice president-exploration. He served as chief geophysicist from November 1993 to September 1999. Prior to joining Key, Mr. Jorden was with Union Pacific Resources in Fort Worth, Texas.

   PAUL KORUS, 44, joined Key Production in September 1999, as its vice president and chief financial officer. He was an equity research analyst with Petrie Parkman & Co., an investment banking firm, from June 1995 to September 1999. Prior to that, Mr. Korus was director of investor relations for Apache Corporation.

   BARBARA L. SCHALLER, 45, joined Key Production in March 1993. She was appointed general counsel and corporate secretary in September 1999. From March 1993 to September 1999, she served as corporate counsel and assistant secretary. Ms. Schaller has been practicing law since 1982 and is a member of the Denver, Colorado and American Bar Associations.

                      OFFICER AND DIRECTOR STOCK OWNERSHIP
                            (As of March 30, 2001)*

---------------------------------------------------------------------------
  Name                     Shares Beneficially Owned**   Percent of Class**
---------------------------------------------------------------------------
   F.H. Merelli                       700,819(/1/) (/5/)        4.89%
---------------------------------------------------------------------------
   Cortlandt S. Dietler               146,000(/2/)              1.04%
---------------------------------------------------------------------------
   L. Paul Teague                      50,837(/3/)              0.36%
---------------------------------------------------------------------------
   Monroe W. Robertson                214,527(/4/) (/5/)        1.53%
---------------------------------------------------------------------------
   Stephen P. Bell                     66,845(/6/)              0.48%
---------------------------------------------------------------------------
   Joseph R. Albi                      70,602(/7/)              0.50%
---------------------------------------------------------------------------
   Thomas E. Jorden                    65,949(/8/)              0.47%
---------------------------------------------------------------------------
   Paul Korus                         190,408(/9/) (/5/)        1.36%
---------------------------------------------------------------------------
   Barbara L. Schaller                  9,305(/10/)             0.07%
---------------------------------------------------------------------------
   All directors and
    executive officers as
    group
    (including the above
    named persons)                  1,326,290(/11/)             8.95%
---------------------------------------------------------------------------

* Subsequent to the date of this table, Mr. Paul D. Holleman was appointed to the board of directors. Upon his appointment (April 4, 2001), Mr. Holleman held 2,000 shares of Key Production common stock in his Keogh Plan and was granted options for 45,000 shares, one-third of which will vest on April 4, 2002, with an additional one-third vesting on each subsequent anniversary date.

** Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of
   1934.

(/1/)Includes 152,300 shares held in Mr. Merelli's IRA account; options for 375,000 shares, (consisting of options for 250,000 shares which are fully vested, and options for 125,000 shares; one-third of which will vest on May 25, 2001, with an additional one-third vesting on each subsequent anniversary date) and 8,918 shares held in his 401(k) account.

(/2/)Includes options for 87,500 shares (consisting of options for 67,500 shares which are fully vested and options for 20,000 shares, one-third of which vested on May 7, 1999, one-third of which vested on May 7, 2000, with an additional one-third vesting on May 7, 2001).

(/3/)Includes options for 6,667 shares which will vest on May 7, 2001.

(/4/)Includes options for 100,000 shares (consisting of options for 20,000 shares which are fully vested), 40,000 which will vest on September 7, 2001 and another 40,000 which will vest on September 7, 2002); and 7,865 shares held in his 401(k) account.

(/5/)Includes 94,501 shares held by Messrs. Merelli, Robertson and Korus as
     Trustees of Key's 401(k) retirement plan.

(/6/)Includes options for 62,500 shares (consisting of options for 9,167 shares which are fully vested, 26,667 shares which will vest on September 7, 2001, and another 26,667 shares which will vest on September 7, 2002); and 4,345 shares held in his 401(k) account.

(/7/)Includes 800 shares held in Mr. Albi's IRA account; options for 65,500 shares (consisting of options for 12,167 shares which are fully vested, 26,667 shares which will vest on September 7, 2001, and another 26,667 shares which will vest on September 7, 2002); and 4,302 shares held in his 401(k) account.

(/8/)Includes options for 59,000 shares, (consisting of options for 5,667 shares, which are fully vested, 26,667 shares which will vest on September 7, 2001, and another 26,667 shares which will vest on September 7, 2002); and 5,189 shares held in his 401(k) account.

(/9/)Includes options for 85,000 shares (consisting of options for 5,000 shares, which are fully vested, 40,000 shares which will vest on September 7, 2001, and another 40,000 shares which will vest on September 7, 2002); 10,000 shares of restricted stock; and 904 shares held in his 401(k) account.

(/10/)Includes options for 6,667 shares (consisting of 3,333 shares which will vest on September 7, 2001 and 3,333 shares which will vest on September 7, 2001) and 1,638 shares held in her 401(k) account.

(/11/)Includes options for 847,834 shares of common stock, vesting at various dates beginning September 1, 1993. The 94,501 shares held by the trustees of our 401(k) retirement plan were only counted once in this calculation.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION PHILOSOPHY

   The compensation committee of the board of directors is responsible for providing oversight of Key Production's executive compensation. The compensation committee is currently composed of three directors. Mr. Holleman joined the board of directors and compensation committee on April 4, 2001.

   Key Production's compensation program is designed to be competitive in the oil industry and to motivate, retain and reward executives who are capable of successfully leading the company. Our program consists primarily of base salary and stock options, although executives also receive benefits typically offered to corporate executives. We also consider granting cash bonuses based upon a subjective determination of an individual's performance and accomplishments as well as the overall financial results of the company.

   In keeping with this overall policy, we aim to link management goals with your interests as stockholders by emphasizing the grant of stock options. When Key Production's stockholders win--through consistent growth in earnings, revenue, production, reserves and stock price appreciation--Key Production's executives win. If stockholders do not realize these gains, neither do our executives.

BASE SALARIES

   In making decisions regarding base salaries, the chairman and chief executive officer, by authority of the compensation committee, makes recommendations about the base salary of the executive officers (other than himself). He relied primarily upon the information contained in the William Mercer 2000 Energy Compensation Survey. He reviewed the compensation and benefits of executives in positions of similar overall responsibility for those companies included in the report, which most closely approximated the size of Key Production. Based on this report and an assessment of the skills, experience and achievements of individual executives, the 2000 executive compensation was decided. Salary increases were made to these individuals in accordance with the salary ranges shown in the report.

   The 2000 base salaries of our executives remain near to the mid-range for companies of comparable size engaged in similar business, which were included in the report. This result is in keeping with our current philosophy that in order to retain our executives, the non-variable portion of any executive officer's pay should be within the parameters offered by our competitors.

BONUSES

   Short-term incentives consist of cash bonuses to executives to reward their contributions during the past business years and to provide incentives for further improvement in the future. The bonus any executive receives depends on the executive's individual performance and level of responsibility as well as the overall financial performance of Key Production. We assess relative performance based on factors including initiative, business judgment, technical expertise and management skills, but no particular formula is used. In early 2000, each of Key Production's executive officers received cash bonuses equal to 30 percent of their 1999 base salary. Although paid in 2000, these bonuses were based upon 1999 financial results and recognized that Key Production's income per share was up 47 percent from the prior year. Based upon the 1999 financial results, the committee believes that the cash bonuses were relatively modest.

STOCK OPTIONS

   Stock options are the central focus of our long-term incentive program. The executives who are granted stock options gain only when you gain--when the common stock value goes up. Option grants were not made to executives of Key during fiscal year 2000 (except a grant to Mr. Merelli described below under "CEO Compensation").

BENEFIT PLANS

   The benefit package offered to executive officers is substantially the same as that for all Key Production employees for group health and hospitalization, dental, life and disability insurance, although we provide a $500,000 life insurance policy to Mr. Merelli pursuant to his employment agreement.

   The executive officers participate in our 401(k) retirement savings plan, which consists of employee contributions and the company's matching contribution of up to four percent of the employee's compensation. The company's matching contribution is made in the form of Key Production common stock. The Key Production Company, Inc. Income Continuance Plan provides for the continuation of salary and benefits for certain employees if there is a change in control of Key Production. Any payments made pursuant to this plan are in lieu of, and not in addition to, any payments made pursuant to employment agreements.

   Under the company's non-qualified Deferred Compensation Plan, executive officers and certain other management and highly compensated employees are entitled to defer an amount of income equal to the amount they would have been able to contribute to the company's 401(k) plan, but are prohibited from doing so under Section 402(g) of the Internal Revenue Code of 1986. Participants may also elect to have up to 25 percent of their annual compensation and 75 percent of any bonus withheld and credited to the plan.

CEO COMPENSATION

   Mr. Merelli was hired in late 1992. He is currently the chairman and chief executive officer of Key Production. Prior to September 1999, he also held the office of president. The compensation committee increased Mr. Merelli's base salary to $300,000, effective September 16, 2000. The compensation committee believes that Mr. Merelli's base salary remains very conservative for the chairman of the board and chief executive officer for a corporation of Key Production's size.

   Mr. Merelli's compensation is inherently tied to the performance of Key Production because of the emphasis on stock options. In May 2000, he was granted an option grant. It was granted under our 1992 Stock Option Plan, has an exercise price of $13.3125 (which is equal to the fair market value of our common stock on the date of grant) and vests over three years. Among other factors considered by the compensation committee when making this grant was Mr. Merelli's overall ownership position in Key Production and the fact that Mr. Merelli did not receive a stock option grant in 1999 when grants were made to the other Key Production executives.

   Mr. Merelli received a cash bonus in 2000, reflecting his level of responsibility and his experience, which significantly contributed to the company's reporting profits in every quarter since he assumed management of Key Production. The committee focused on the importance of Mr. Merelli to the continued growth and development of Key Production, his expertise in the industry and demonstrated management skills, and the company's continued financial success, as well as the fact that his base salary is relatively modest.

   In 2000, Mr. Merelli received matching contributions pursuant to Key Production's 401(k) plan and Key Production paid the premium for a term life insurance policy it provides for him. These two components of Mr. Merelli's compensation are not based upon performance.

U.S. INCOME TAX LIMITS ON DEDUCTIBILITY

   U.S. income tax law limits the amount Key Production can deduct for compensation paid to the CEO and the other four most highly paid executives. We do not currently have a policy regarding qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code (the "Code"). If such limits have a material effect on the company's tax position in the future, we will consider adopting criterion to qualify for the tax deduction at that time. However, Key Production has structured the

2001 Equity Incentive Plan with the intention that compensation resulting from options and awards granted under that Plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

SUMMARY

   The compensation committee is made up of non-employee directors who do not participate in the compensation plans we administer. We approve or endorse compensation paid or awarded to senior executives and we administer several of Key's benefit plans including the 1992 Stock Option Plan. We also specifically set salary and benefit levels for the chief executive officer, subject to the terms of his existing employment agreement. In the opinion of the committee, Key Production has an appropriate and competitive compensation program. The combination of sound base salary, short-term bonuses and the emphasis on long-term incentives provides a foundation for effective leadership into the future.

                                          THE COMPENSATION COMMITTEE

                                          L. Paul Teague, Chairman
                                          Cortlandt S. Dietler
                                          Paul D. Holleman

                         EXECUTIVE COMPENSATION TABLES

   These tables show the compensation of Key Production's chairman and the four other most highly paid officers.

                  SUMMARY COMPENSATION TABLE/FISCAL YEAR 2000

                           ------------------------------------------------------------
                                                           Long-Term
                                YAnnualeCompensationar    Compensation
---------------------------------------------------------------------------------------
                                                           Securities
                                                           Underlying   All other
  Name and Principal Position        Salary(/1/)  Bonus     Options    Compensation
---------------------------------------------------------------------------------------
  F.H. Merelli,                 2000  $ 265,041  $ 59,604   125,000      $ 12,838 (/2/)
   Chairman and Chief           1999  $ 196,977  $ 26,269      --        $ 11,132
   Executive Officer            1998  $ 175,102  $ 87,500      --        $ 12,152
---------------------------------------------------------------------------------------
  Monroe W. Robertson,          2000  $ 226,875  $ 54,990      --        $ 11,325 (/3/)
   President and Chief          1999  $ 181,319  $ 23,639   120,000      $  8,259
   Operating Officer            1998  $ 157,592  $ 74,690      --        $  9,356
---------------------------------------------------------------------------------------
  Stephen P. Bell,              2000  $ 144,541  $ 34,198      --        $  7,169 (/4/)
   Senior Vice President--
    Business                    1999  $ 112,782  $ 14,515    80,000      $  5,127
   Development and Land         1998  $  96,771  $ 45,866      --        $  5,704
---------------------------------------------------------------------------------------
  Joseph R. Albi,               2000  $ 144,541  $ 36,181      --        $  7,169 (/5/)
   Vice President Engineering   1999  $ 120,601  $ 15,850    80,000      $  5,440
                                1998  $ 105,670  $ 47,538      --        $  6,400
---------------------------------------------------------------------------------------
  Thomas E. Jorden,             2000  $ 154,833  $ 39,931      --        $  7,758 (/6/)
   Vice President Exploration   1999  $ 133,102  $ 18,165    80,000      $  6,032
                                1998  $ 121,102  $ 54,078      --        $  6,993
---------------------------------------------------------------------------------------

(/1/)Includes amounts earned but deferred at the election of the officer, if any

(/2/)Includes our matching contribution of $6,800 (made in the form of Key
     Production common stock) pursuant to our 401(k) plan; a contribution of $4,254 pursuant to our deferred compensation plan and the one-year term cost of life insurance provided for Mr. Merelli of $1,784.

(/3/)Consists of our matching contribution of $6,800 (made in the form of Key
     Production common stock) pursuant to our 401(k) plan and a contribution of $4,525 pursuant to our deferred compensation plan.

(/4/)Consists of our matching contribution of $6,800 (made in the form of Key
     Production common stock) pursuant to our 401(k) plan and a contribution of $369 pursuant to our deferred compensation plan.

(/5/)Consists of our matching contribution of $6,800 (made in the form of Key
     Production common stock) pursuant to our 401(k) plan and a contribution of $396 pursuant to our deferred compensation plan.

(/6/)Consists of our matching contribution of $6,800 (made in the form of Key
     Production common stock) pursuant to our 401(k) plan and a contribution of $958 pursuant to our deferred compensation plan.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                  AND FISCAL YEAR 2000 YEAR-END OPTION VALUES

                                       -------------------------------------------------------------------------
                                                      Number of
                                                Securities Underlying               Values of Unexercised
                                                 Unexercised Options                In-the-Money Options
                                                  at 2000 Year End                    at 2000 Year-End
----------------------------------------------------------------------------------------------------------------
                        Number of
                         Shares
                       Acquired on   Value
         Name           Exercise    Realized  Exercisable    Unexercisable   Exercisable(/1/) Unexercisable(/1/)
----------------------------------------------------------------------------------------------------------------
  F.H. Merelli           500,000   $4,625,000       --              --                 --                --
                             --           --    250,000(/2/)        --         $ 5,546,875               --
                             --           --        --          125,000(/3/)           --        $ 2,531,350
----------------------------------------------------------------------------------------------------------------
  Monroe W. Robertson    155,000   $1,807,813       --              --                 --                --
                             --           --     40,000(/4/)     80,000(/4/)   $   955,000       $ 1,910,000
----------------------------------------------------------------------------------------------------------------
  Stephen P. Bell        197,500   $2,550,762       --              --                 --                --
                             --           --      9,167(/4/)     53,333(/4/)   $   218,862       $ 1,273,325
----------------------------------------------------------------------------------------------------------------
  Joesphy R. Albi        115,000   $1,381,266       --              --                 --                --
                             --           --     12,167(/4/)     53,333(/4/)   $   290,487       $ 1,273,325
----------------------------------------------------------------------------------------------------------------
  Thomas E. Jorden       141,000    1,912,378       --              --                 --                --
                             --           --      5,667(/4/)     53,333(/4/)   $   135,300       $ 1,273,325
----------------------------------------------------------------------------------------------------------------

(/1/)Amount represents the $33.5625 closing price of our common stock on December 29, 2000 (the last trading day of the year), on the New York Stock Exchange, less the exercise price multiplied by the number of exercisable/unexercisable stock options at December 31, 2000, that had an exercise price less than the market value at the date.

(/2/)Options were granted on January 26, 1997, and vest at a rate of one-third per year over three years. These options were granted under our 1992 Stock Option Plan.

(/3/)Options were granted on May 25, 2000, and vest at a rate of one-third per year over three years. These options were granted under our 1992 Stock Option Plan.

(/4/)Options were granted on September 7, 1999, and vest at a rate of one-third per year over three years. These options were granted under our 1992 Stock Option Plan.


                       OPTION GRANTS IN FISCAL YEAR 2000

                                                            ---------------------
                                                            Potential Realizable
                                                              Value at Assumed
                                                                    Rates
                                                            of Stock Appreciation
                                                               for Option Term
---------------------------------------------------------------------------------
                 Number of   Percentage
                 Securities   of Total  Execise
                 Underlying   Options    Price                            10%
                  Options    Granted to   Per    Expiration
    Name        Granted(/1/) Employees   Share      Date        5%
                             in Fiscal
                                Year
---------------------------------------------------------------------------------
  F.H. Merelli    125,000       100%    $13.3125  5/24/10   $1,046,529 $2,652,017
---------------------------------------------------------------------------------

(/1/)Options were granted on May 25, 2000, and vest at a rate of one-third per year. These options were granted under our 1992 Stock Option Plan at an exercise price equal to the fair market value of the common stock on the date of the grant.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   F.H. Merelli. Mr. Merelli has an employment agreement with Key Production pursuant to which he agreed to serve for an indefinite term. The compensation committee of the board sets his base salary.

   In addition to the base salary, the employment agreement provided for the grant to Mr. Merelli of stock options for 500,000 shares of the company's common stock. These options were exercised during fiscal year 2000. The agreement also provides that Mr. Merelli is eligible for incentive bonuses under any incentive program for executives of the company which is adopted by the board of directors. No formal incentive bonus program has been adopted as of the date of this proxy statement, although cash bonuses are granted based upon a subjective determination of an individual's performance as well as the overall financial results of Key.

   It further provides that if he is terminated without cause or because of death or disability, Mr. Merelli or his estate will receive his then-current monthly salary for two years. The company must also purchase a $500,000 life insurance policy for him.

   Mr. Merelli's stock option agreement provides that upon a change in control of Key Production, all of his outstanding options will immediately vest. He is a participant in the Key Production Company, Inc. Income Continuance Plan which provides for the continuation of salary and benefits for certain employees upon a change in control of Key Production. Any benefits paid to Mr. Merelli pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

   Monroe W. Robertson. Mr. Robertson has an employment agreement with Key Production pursuant to which he agreed to serve for an indefinite term. His base salary is set by the compensation committee of the board at the recommendation of Mr. Merelli. Mr. Robertson is also eligible to receive incentive bonuses under any incentive program for executives of the company which is adopted by the board of directors. No formal incentive bonus program has been adopted as of the date of this proxy statement, although cash bonuses are granted based upon a subjective determination of an individual's performance as well as the overall financial results of Key Production.

   It further provides that if he is terminated without cause or because of death or disability, Mr. Robertson or his estate will receive his then-current monthly salary for two years.

   Mr. Robertson's stock option agreement provides that upon a change in control of Key Production, all of his outstanding options will immediately vest. He is a participant in the Key Production Company, Inc. Income Continuance Plan which provides for the continuation of salary and benefits for certain employees upon a change in control of Key. Any benefits paid to Mr. Robertson pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

   Stephen P. Bell. Mr. Bell has an employment agreement with Key Production pursuant to which he agreed to serve for a three-year term ending February 2, 1997. It provides that if Mr. Bell continues as an employee after the term of the agreement and is terminated without cause after a change in control, he will receive an immediate payment of two times his then-current annual salary.

   A stock option agreement with Mr. Bell provides that upon a change in control of Key Production, all of his outstanding options will immediately vest.

   He is a participant in the Key Production Company, Inc. Income Continuance Plan which provides for the continuation of salary and benefits for certain employees upon a change in control of Key Production. Any benefits paid to Mr. Bell pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

   Joseph R. Albi. Mr. Albi has an employment agreement with Key Production pursuant to which he agreed to serve for a three-year term ending March 11, 1997. It provides that if Mr. Albi continues as an employee after the term of the agreement and is terminated without cause after a change in control, he will receive an immediate payment of two times his then-current annual salary.

   A stock option agreement with Mr. Albi provides that upon a change in control of Key Production, all of his outstanding options will immediately vest.

   He is a participant in the Key Production Company, Inc. Income Continuance Plan, which provides for the continuation of salary and benefits for certain employees upon a change in control of Key Production. Any benefits paid to Mr. Albi pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

   Thomas E. Jorden. Mr. Jorden has an employment agreement with Key Production pursuant to which he agreed to serve for a three-year term ending November 8, 1996. It provides that if Mr. Jorden continues as an employee after the term of the agreement and is terminated without cause after a change in control, he will receive an immediate payment of two times his then-current annual salary.

   A stock option agreement with Mr. Jorden provides that upon a change in control of Key Production, all of his outstanding options will immediately vest.

   He is a participant in the Key Production Company, Inc. Income Continuance Plan, which provides for the continuation of salary and benefits for certain employees upon a change in control of Key Production. Any benefits paid to Mr. Jorden pursuant to this plan would be in lieu of, and not in addition to, any payments made pursuant to his employment agreement.

                          BOARD AUDIT COMMITTEE REPORT

   The audit committee of the board of directors is responsible for providing independent objective oversight of Key Production's accounting functions and internal controls. The audit committee is currently composed of three directors. Mr. Holleman joined the board of directors and the audit committee on April 4, 2001. The board of directors and the audit committee believe that each is "independent" and "financially literate" as defined by the New York Stock Exchange's listing standards. The audit committee operates under a written charter approved by the board of directors during 2000. A copy of the charter is attached to this proxy statement as Appendix B.

   Management is responsible for Key Production's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Key Production's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

   In connection with the December 31, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed the matters required by Statement on Auditing Standard No. 61 (Communication with Audit Committees); (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (4) considered the compatibility of non-audit services with the auditor's independence. (The auditors did not provide any non-audit services for Key Production (see "Audit Fees" below)). The committee discussed with the auditors the overall scope and results of the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Key's internal controls, and the overall quality of Key Production's financial reporting.

   Based upon these discussions, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in Key Production's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission (SEC). This recommendation was approved by the board of directors. The committee and the board of directors also recommended the selection of KPMG as Key Production's independent auditors for fiscal year 2001.

   The audit committee believes strongly in the principles underlying the requirement that independent accountants maintain their independence in strict compliance with applicable independence rules. In connection with an Agreement and Plan of Merger dated August 28, 2000, between Key Production and Columbus Energy Corp., Arthur Andersen Global Corporate Finance rendered a fairness opinion to Columbus' board of directors. Arthur Andersen Global Corporate Finance is a division of Arthur Andersen LLP, who were Key Production's independent auditors at that time. Rules governing the accounting profession preclude certain activities by auditors. Services provided to Columbus were incompatible with Arthur Andersen's ability to act as independent auditors for the combined company. As a result, Key Production and Arthur Andersen determined that Arthur Andersen should resign as Key Production's auditor. Arthur Andersen delivered its letter of resignation to Key Production on November 30, 2000. In December 2000, Key Production's audit committee began a search to identify new auditors to serve as Key Production's independent accountants with respect to fiscal 2000 and subsequent periods. Following that search, upon recommendation of the audit committee, the board of directors engaged KPMP LLP to audit Key Production's financial statements.

   Key Production never had any disagreement with Arthur Andersen on any matter of accounting principles, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report. Arthur Andersen audited Key Production's financial statements since Key Production's incorporation in 1988 until its resignation in November 2000. Arthur Andersen's reports on Key Production's financial statements have never contained an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

   AUDIT FEES/FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES/ALL OTHER FEES

   Audit fees for the fiscal year 2000 audit were $60,000. KPMG LLP did not render any non-audit services or information services to Key Production during fiscal year 2000.

                                          THE AUDIT COMMITTEE

                                          Cortlandt S. Dietler, Chairman
                                          L. Paul Teague
                                          Paul D. Holleman

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on Key Production common stock with Standard & Poor's 500 Stock Index and the Dow Jones Secondary Oil Stock Index. The graph assumes that $100 each was invested on December 31, 1995, and that all dividends were reinvested.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG KEY PRODUCTION COMPANY, INC., THE S & P 500 INDEX
                    AND THE DOW JONES SECONDARY OIL INDEX

                             1995    1996    1997    1998    1999    2000
                             ----    ----    ----    ----    ----    ----
        KP                    100     232     191      95     136     610
        S&P 500               100     123     164     211     255     232
        DJ OIL 2D             100     127     126      87     100     160


                                    [GRAPH]

                           BENEFICIAL STOCK OWNERSHIP

                              FIVE PERCENT HOLDERS
                            OF KEY PRODUCTION STOCK
                            (As of March 30, 2001)*

-----------------------------------------------------------------------------------
                                 Voting        Dispositive    Total Amount  Percent
                               Authority        Authority     of Beneficial   of
  Name and Address            Sole    Shared   Sole    Shared   Ownership    Class
_____________________________________________________________
-----------------------------------------------------------------------------------
  Scudder Kemper
   Investments, Inc.(/1/)
  345 Park Avenue           1,128,300   --   1,128,300   --     1,128,300    8.08%
  New York, New York 10154
-----------------------------------------------------------------------------------
  Dimensional Fund
   Advisors Inc.(/2/)
  1299 Ocean Avenue, 11th
   Floor                      716,344   --     716,344   --       716,344    5.13%
  Santa Monica, California
   90401
-----------------------------------------------------------------------------------

* Calculations based upon 13,968,067 shares outstanding as of March 30, 2001. (/1/)Information from Schedule 13G filed by Scudder Kemper Investments, Inc.
     with the SEC on February 14, 2001.
(/2/)Information from Schedule 13G filed by Dimensional Fund Advisors with the
     SEC on February 2, 2001.


                               OTHER INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

   KPMG LLP has been our independent auditor since December 18, 2000 and will continue in that capacity in 2001. From our incorporation in 1988 until November 30, 2000, Arthur Andersen LLP was our independent auditor. For more information regarding the change in auditor see the "Audit Committee Report" on
page   . A representative of KPMG LLP will be at the annual meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

OTHER BUSINESS

   We do not expect any business to come up for vote at the meeting, other than the items discussed in this booklet. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

STOCKHOLDER PROPOSALS

   The deadline for submitting stockholder proposals for inclusion in our proxy statement next year is December 27, 2001. In order for business to be presented by a stockholder at next year's annual meeting, our bylaws require that we receive notice of the proposal between March 15, 2002, and April 15, 2002. The proposal, including any accompanying supporting documents, may not exceed 500 words.

HOW WE SOLICIT PROXIES

   In addition to this mailing, our employees may solicit proxies personally, electronically or by phone. We pay Morrow & Co., Inc. $7,500 plus expenses to help with the solicitation. If any of our directors, officers, or employees assist, they will not be paid for their soliciting activities. We also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and getting your voting instructions.

STOCKHOLDER LIST

   You can examine the stockholder list during normal business hours at our offices in Denver, Colorado starting on June 4, 2001, ten days prior to the annual meeting.

PEOPLE WITH DISABILITIES

   We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please write the Corporate Secretary at least two weeks before the meeting at the address on the front of this booklet.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The federal securities laws require our directors and executive officers to file reports of changes in ownership of Key's stock. All reports due in 2000 were timely filed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No member of the compensation committee was at any time during fiscal year 2000 or any preceding fiscal year an officer or employee of Key or any of its subsidiaries. During fiscal year 2000, no executive officer of Key served as a director or member of a compensation (or similarly empowered) committee for any entity whose executive officer or officers served on Key's compensation committee.

ANNUAL REPORT/DELIVERY TO STOCKHOLDERS WITH SAME ADDRESS

   We are mailing our Annual Report for fiscal year 2000 to you with this proxy statement. If you want a free copy of our Form 10-K filed with the Securities and Exchange Commission, please write to our Corporate Secretary, at 707 Seventeenth Street, Suite 3300, Denver, Colorado 80202-3404.

   Under new Securities and Exchange Commission rules, delivery of one annual report and proxy statement to two or more investors sharing the same address is now permitted, under certain conditions. Key Production is using this procedure, called "householding". Only one annual report and proxy statement will be delivered to the shared mailing address. You will, however, still receive separate mailings of important personal information, as well as separate proxy cards. As to future mailings, if you would like to receive a separate set of materials or if you are receiving multiple copies and would like to receive only a single set, please contact our stock transfer agent, Continental Stock Transfer & Trust Company, by writing to 2 Broadway, New York, New York 10004; or by calling (800) 509-5586. As to this mailing, if you received only one set of these materials and would like an additional set, please contact us at 707 Seventeenth Street, Suite 3300, Denver, Colorado 80202-3404 or call us at (303) 295-3995.

                                          By Order of the Board of Directors

                                          KEY PRODUCTION COMPANY, INC.

                                          /s/ Barbara L. Schaller

                                          Barbara L. Schaller
                                          Corporate Secretary

                     We urge you to record your vote today.

                                   APPENDIX A

                          KEY PRODUCTION COMPANY, INC.

                           2001 EQUITY INCENTIVE PLAN

                                   ARTICLE I

                                  INTRODUCTION

   1.1 Establishment. Key Production Company, Inc., a Delaware corporation, effective April 20, 2001, hereby establishes the Key Production Company, Inc. 2001 Equity Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(g)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, restricted stock awards, stock bonuses, and other stock grants to certain key employees of the Company and to certain consultants to the Company.

   1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

   1.3 Effective Date. The effective date of the Plan is April 20, 2001. No Award shall be made to any individual who is or who may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended, until the Plan has approved by the Company's stockholders. The Plan shall be approved the Company's stockholders to the extent and in the manner such approval is required by applicable law or the rules of the exchange or other market on which the Company's stock is traded.

                                   ARTICLE II

                                  DEFINITIONS

    2.1 Definitions. The following terms shall have the meanings set forth below:

     (a)"Affiliated Corporation" means any corporation or other entity that is affiliated with Key Production Company, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

     (b)'"Award" means an Option, a Restricted Stock Award, grants of Stock pursuant to Article IX or other issuances of Stock hereunder.

     (c)"Board" means the Board of Directors of Key Production Company, Inc.

     (d)"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (e)"Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

     (f)"Company" means Key Production Company, Inc. and the Affiliated Corporations.

     (g)"Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

     (h)"Effective Date" means the original effective date of the Plan, April 20, 2001.

     (i)"Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

     (j)"Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to section 3401 of the Code. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

     (k)"Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

     (l)"Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or
(iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(f)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

     (m)"Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

     (n)"Non-Qualified Option" means any Option other than an Incentive
Option.

     (o)"Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options. Where the context requires, the term "Option" shall also refer to "Restoration Options."

     (p)"Option Agreement" shall have the meaning given to such term in
Section 7.2 hereof.

     (q)"Option Holder" means a Participant who has been granted one or more Options under the Plan.

     (r)"Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

     (s)"Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

     (t)"Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

     (u)"Restoration Option" means an Option granted pursuant to the provisions of Section 7.5.

     (v)"Restricted Stock Award" means an award of Stock granted to a Participant pursuant to Article VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

     (w)"Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

     (x)"Share" means one whole share of Stock.

     (y)"Stock" means the $0.25 par value common stock of Key Production Company, Inc.

     (z)"Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

    2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

                                  ARTICLE III

                              PLAN ADMINISTRATION

   3.1 General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan and the number of shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

   3.2 Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act shall not be delegated by the Committee.

                                  ARTICLE IV

                           STOCK SUBJECT TO THE PLAN

    4.1 Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 1,000,000 Shares. Upon exercise of an option (whether granted under this Plan or otherwise), the Shares issued upon exercise of such option shall no longer be considered to be subject to an outstanding Award or option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this Article IV. The maximum number of Shares that may be issued under Incentive Options is 1,000,000 Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

    4.2 Limit on Grants.

     (a)Options. The maximum number of Shares with respect to which a Participant may receive Options under the Plan in any calendar year is 750,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.4 below.

    (b)Restricted Stock. The maximum number of Shares that may be granted as Restricted Stock is twenty-five percent (25%) of the number of Shares authorized for issuance under the Plan.

    4.3 Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, any Shares that are subject to an Award (other than an Option) and that are forfeited, and any Shares withheld for the payment of taxes pursuant to Article XV or received by the Company as payment of the exercise price of an Option shall automatically become available for use under the Plan, provided, however, that no more than 1,000,000 Shares may be issued under Incentive Options.

    4.4 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

    4.5 Other Distributions and Changes in the Stock. If

     (a)the Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.4), or

     (b)the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

     (c)there shall be any other change (except as described in Section 4.4) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.5, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock after such Restricted Stock Award was granted upon the Participant's becoming a holder of record of the Stock.

    4.6 General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

    4.7 Determination by the Committee, Etc. Adjustments under this Article IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                   ARTICLE V

                  CORPORATE REORGANIZATION; CHANGE IN CONTROL

    5.1 Adjustment of Awards. Unless the Committee provides otherwise at the time an Option or other Award is granted, upon the occurrence of a Corporate Transaction (as defined in Section 5.3):

     (a)All Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied; and

     (b)All restrictions with respect to Restricted Stock and other Awards shall lapse;

The Committee may also provide for the assumption or substitution of any or all Awards as described in Section 5.2 and make any other provision for outstanding Awards as the Committee deems appropriate.

The Committee may provide that any Awards that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

     5.2 Assumption or Substitution of Options and Other Awards. The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options or (b) the Company, or the successor or purchaser, as the case may be, may make adequate provision for the equitable adjustment of outstanding Awards (other than Options).

    5.3 Corporate Transaction. A Corporate Transaction shall include the following:

     (a)Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than (i) a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares or (ii) a consolidation, merger, or reorganization after which the directors of the Company immediately prior thereto continue to constitute at least two-thirds (2/3) of the directors of the surviving entity or the Company's securities continue to represent or are converted into securities that represent more than eighty percent (80%) of the combined voting power of the surviving entity); or

     (b)Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

     (c)Liquidation: the dissolution or liquidation of the Company;

     (d)Change in Control: A "Change in Control" shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (A) the then-outstanding shares of Stock ("Outstanding Shares") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Power") without the prior approval of at least two-thirds (2/3) of the members of the Board who are unaffiliated with such person, or (ii) at any time during any period of twenty-four (24) consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least two-thirds (2/3) of all directors at any time during such period; or

     (e)Other Transactions: any other transaction that the Board determines by resolution to be a Corporate Transaction.

Notwithstanding anything to the contrary in this Section 5.3 to the contrary, no Option or other Award will become exercisable and/or vested by virtue of the occurrence of a Corporate Transaction if the Participant or any group of which such Participant is a member of the person whose acquisition constituted the Corporate Transaction.

                                  ARTICLE VI

                                 PARTICIPATION

   Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                  ARTICLE VII

                                    OPTIONS

    7.1 Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

    7.2 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

     (a)Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

     (b)Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

     (c)Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

     (d)Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

   (i)If the services of the Option Holder terminate for any reason other than death or Disability within six (6) months after the Option is granted or if the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures or such other cause as the Board in good faith reasonably determines provides cause for the discharge of an Option Holder.

   (ii)If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

   (iii)If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

   (iv)If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, or death and such termination occurs more than six (6) months after the Option is granted, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

     (e)Consideration for Grant of Option. No Option granted under the Plan shall provide that it shall become vested or otherwise exercisable earlier than the date that is six (6) months after the date the Option is granted. Subject to the preceding sentence, the Committee shall have full discretion to determine the time at which each Option granted under the Plan shall become vested or otherwise exercisable.

     (f)Exercise, Payments, Etc.

   (i)Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(f)(ii)(D), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

   (ii)The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option
Holder:

   (A)in cash;

   (B)by certified check, cashier's check or other check acceptable to the Company, payable to the order of the Company;

   (C)by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, including shares of Restricted Stock, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six (6) months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price;

   (D)subject to approval by the Committee, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price;

   (E)subject to approval by the Committee, execution of a promissory note, the terms of which shall be determined by the Committee and, in the case on an Incentive Stock Option, such terms shall be determined as of the date the Option is granted.

     (g)Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

     (h)Withholding.

   (i)Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Article XV.

   (ii)Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

     7.3  Restrictions on Incentive Options.

     (a)Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

     (b)Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

    7.4 Transferability.

     (a)General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the

Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

     (b)InterVivos Transfer to Certain Family Members. The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder's immediate family, a trust of which members of the Option Holder's immediate family are the only beneficiaries, or a partnership of which members of the Option Holder's immediate family or trusts for the sole benefit of the Option Holder's immediate family are the only partners (the "InterVivos Transferee"). Immediate family means the Option Holder's spouse, issue (by birth or adoption), parents, grandparents, siblings (including half brothers and sisters and adopted siblings) and nieces and nephews. No transfer shall be effective unless the Option Holder shall have notified the Company of the transfer in writing and has furnished a copy of the documents that effect the transfer to the Company. The InterVivos Transferee shall be subject to all of the terms of this Plan and the Option, including, but not limited to, the vesting schedule, termination provisions, and the manner in which the Option may be exercised. The Committee may require the Option Holder and the InterVivos Transferee to enter into an appropriate agreement with the Company providing for, among other things, the satisfaction of required tax withholding with respect to the exercise of the transferred Option and the satisfaction of any Stock retention requirements applicable to the Option Holder, together with such other terms and conditions as may be specified by the Committee. Except to the extent provided otherwise in such agreement, the InterVivos Transferee shall have all of the rights and obligations of the Option Holder under this Plan; provided that the InterVivos Transferee shall not have any Stock withheld to pay withholding taxes pursuant to Section 15.2 unless the agreement referred to in the preceding sentence specifically provides otherwise. The provisions of Section 7.5, Restoration Options, shall not apply to an InterVivos Transferee, and the InterVivos Transferee may not exercise the Option by using a broker's transaction.

     (c)No Transfer of ISOs. During the Option Holder's lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

     (d)No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

    7.5 Restoration Options.

     (a)At the time that an Option is granted, the Committee may, in its sole discretion, determine that the Option Agreement shall provide that the Participant shall be granted a further Option on the terms and conditions set forth in this Section 7.5 (a "Restoration Option") and on such other terms and conditions that are not inconsistent with this Section 7.5 when the Participant exercises the Option, in whole or in part, and pays the exercise price pursuant to Section 7.2(f)(2)(C) hereof and/or required tax withholding pursuant to Section 15.2 hereof with shares of Stock that have been held by the Participant for at least six (6) months. A Restoration Option shall become vested and exercisable on the date that is six (6) months after the date the Restoration Option was granted. The Restoration Option shall be exercisable only to the extent that the Participant is employed by the Company or an Affiliated Corporation on the date the Restoration Option is exercised and only to the extent that the Participant has been employed continuously by the Company or an Affiliated Corporation from the date the Restoration Option is granted through the date the Restoration Option is exercised. The Restoration Option shall terminate and be null and void upon the Participant's termination of employment, for any reason, from the Company or an Affiliated Corporation.

     (b)A Restoration Option shall be granted, without further action of the Committee or the Participant, if the payment provision described in subsection 7.5(a) above is used and/or Shares are surrendered to pay required tax withholding and if there is a period of more than six (6) months remaining in the term of the original Option.

     (c)Each Restoration Option:

   (i)shall cover the number of shares of Stock that is equal to the shares actually or constructively delivered to the Company as described in subsection 7.5(a) above;

   (ii)shall be deemed to be granted as of the date on which the original Option is exercised and shall have an Option Price of one hundred percent (100%) of the Fair Market Value on such date;

   (iii)shall become exercisable in installments commencing six (6) months after the date of grant as provided in subsection 7.5(a) above and shall terminate by its terms on the same date as the original Option;

   (iv)except as set forth in subsections 7.5(c)(i), (ii), and (iii) above, shall have the same terms and conditions as those of the original Option; and

   (v)shall be a Non-Qualified Option.

     (d)This Section 7.5 shall not apply to the exercise of an Option by an InterVivos Transferee.

    7.6 No Repricing. The Committee shall not, without the approval of the stockholders of the Company cancel any outstanding Option and replace it with a new Option with a lower Option Price where the economic effect would be the same as reducing the Option Price of the cancelled Option or take any other action with respect to an Option that would be treated as a "repricing" under the accounting rules or under the rules of the Securities and Exchange Commission.

    7.7 Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV.

                                 ARTICLE VIII

                            RESTRICTED STOCK AWARDS

    8.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

    8.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant's employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

    8.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Article VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 11.2.

    8.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

     (a)Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

     (b)Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

                                  ARTICLE IX

                                 STOCK BONUSES

   The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

                                   ARTICLE X

                           OTHER COMMON STOCK GRANTS

   From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

                                  ARTICLE XI

                            RIGHTS OF PARTICIPANTS

     11.1 Service. Nothing contained in the Plan or in any Option, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

   11.2 Nontransferability of Awards Other Than Options. Except as provided otherwise at the time of grant or thereafter, no right or interest of any Participant in a a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Restricted Stock Awards, and other Awards, shall, to the extent provided in Articles VII, VIII, and IX, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

   11.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

                                  ARTICLE XII

                             GENERAL RESTRICTIONS

   12.1 Investment Representations. The Company may require any person to whom an Option, Restricted Stock Award, or Stock Bonus is granted, as a condition of exercising such Option or receiving such Restricted Stock Award or Stock Bonus, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

   12.2 Compliance with Securities Laws. Each Option, Restricted Stock Award, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Restricted Stock Award, or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Restricted Stock Award, or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

   12.3 Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Restricted Stock Awards, or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, outstanding Restricted Stock Awards, and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

                                 ARTICLE XIII

                            OTHER EMPLOYEE BENEFITS

   The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option, the sale of shares received upon such exercise, the vesting of any Restricted Stock Award, receipt of Stock Bonuses, or the grant of Stock shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

                                  ARTICLE XIV

                 PLAN AMENDMENT, MODIFICATION AND TERMINATION

   The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

   No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Restricted Stock Awards, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Restricted Stock Awards, Stock Bonuses or other Awards.

                                  ARTICLE XV

                                  WITHHOLDING

   15.1Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

   15.2Withholding With Stock. At the time the Committee grants an Option, Restricted Stock Award, Stock Bonus, other Award, or Stock or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing
(a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six (6) months prior to the transfer to the Company and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

   (a)All elections must be made prior to the Tax Date.

   (b)All elections shall be irrevocable.

   (c)If the Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

                                  ARTICLE XVI

                              REQUIREMENTS OF LAW

   16.1Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

   16.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

   16.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                 ARTICLE XVII

                             DURATION OF THE PLAN

   Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on April 19, 2011 and no Option, Restricted Stock Award, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Restricted Stock Awards, and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: April 20, 2001

                                          KEY PRODUCTION COMPANY, INC.

                                          a Delaware corporation

                                          By: /s/ F. H. Merelli
                                            ---------------------------------

                                  APPENDIX B

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

   The Key Production Company, Inc. ("Key") Audit Committee shall be appointed by the Key Board of Directors (the "Board") and, after June 14, 2001, shall have at least three members, including a designated chairperson. All members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

PURPOSE

   The Audit Committee assists the Board in monitoring:

   .  The appropriateness of Key's accounting policies;

   . The adequacy of Key's internal controls and the reliability of its financial statements;

   .  Key's compliance with legal and regulatory requirements; and

   .  The independence and performance of Key's independent auditors.

TERM

   Each of the elected members of the Audit Committee shall be elected for a one year term and shall serve until a successor has been duly elected and qualified.

INDEPENDENT AUDITORS

   Upon recommendation of the Audit Committee, the Board has the ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the independent auditors. The independent auditors are ultimately responsible to the Audit Committee and the Board.

   The Audit Committee shall:

  . Review the terms of the engagement of the independent auditors, including the scope of their audit, proposed fees and qualifications;

  . Periodically review and discuss information necessary to satisfy itself of the independence of the independent auditors, including ensuring that the independent auditors submit on a periodic bases a formal written statement regarding its relationships and services which may affect independence;

  . Review with the independent auditors and Key's management the results of the independent auditors' year-end audit;

  . Review with the independent auditors any problems or difficulties that may have been encountered during the performance of its duties;

  . Review with the independent auditors and Key's management significant financial reporting issues and judgments made in connection with the preparation of Key's financial statements;

  . Review with independent auditors and Key's management the adequacy and effectiveness of Key's internal controls;

  . Receive and review required communications from the independent auditors; and

  .  Report to the Board the results of the Audit Committee meetings.

MATTERS PERTAINING TO SEC FILINGS

   The Audit Committee shall:

  . Review with the independent auditors and Key's management Key's audited financial statements, and, if satisfied, recommend approval by the Board of Key's Form 10-K for filing with the Securities and Exchange Commission (the "SEC");

  . Review Key's quarterly financial results with the independent auditors and Key's management before filing the Form 10-Q with the SEC;

  . Be responsible for the preparation of the Audit Committee report required by the SEC rules to be included in Key's annual proxy statement; and

  . Review with Key's management Key's proxy statement and related materials, and, if satisfied, recommend their approval by the Board for filing with the SEC and distributing to the stockholders.

LEGAL MATTERS

   The Audit Committee shall review with Key's General Counsel material litigation, if any, and other legal matters as appropriate.

OTHER MATTERS

   In order to carry out its obligations, the Audit Committee has the authority, as it deems necessary, to confer with Key's independent auditors and officers and employees and to conduct or authorize investigations into any matters within the scope of the Audit Committee's responsibilities. The Audit Committee has the authority to retain special legal, accounting or other consultants to advise it.

CHARTER REVIEW

   The Audit Committee shall reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall formally present its charter to the Board for approval at least once every three years.

SCOPE OF COMMITTEE DUTIES

   While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Key's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Key's management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Key's management and the independent auditors or to assure compliance with laws and regulations.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                         KEY PRODUCTION COMPANY, INC.


     The undersigned appoints F.H. Merelli, Monroe W. Robertson and Barbara L. Schaller as proxies, with power to act without the other and with power of substitution, and authorizes them to represent and vote, as designated on the other side, all the shares of common stock of Key Production Company, Inc. held of record by the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders to be held June 14, 2001, or any adjournment thereof.


      (Continued, and to be marked, dated and signed, on the other side)


[graphic of a pair of scissors]                 [graphic of a pair of scissors]
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                  [up arrow] FOLD AND DETACH HERE [up arrow]



         Your opinion is important to us. Please cast your vote today.

                                 PROXY BY MAIL                  Please mark
                                                                your votes  [X]
                                                                 like this

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,
                      WILL BE VOTED "FOR" THE PROPOSALS.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees:     01 - F.H. Merelli            02 - Cortland S. Dietler
              03 - L. Paul Teague          04 - Paul D. Holleman

                                            WITHHELD
                             FOR              ALL
                             [_]              [_]

WITHHELD FOR: (Write that nominee's name in the space provided below.)

-------------------------------------------

PROPOSAL 2 - APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

                 FOR              AGAINST              ABSTAIN
                 [_]                [_]                  [_]

PROPOSAL 3 - RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                 FOR              AGAINST              ABSTAIN
                 [_]                [_]                  [_]

-------------------------------------------------------------------------------
     IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
-------------------------------------------------------------------------------

                                                        COMPANY NUMBER:

                                                         PROXY NUMBER:

                                                        ACCOUNT NUMBER:


Signature(s)____________________ Signature(s)____________________ Date_________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------
     [up arrow] FOLD AND DETACH HERE AND READ THE REVERSE SIDE [up arrow]


                         VOTE BY TELEPHONE OR INTERNET
          [graphic of telephone]               [graphic of computer]
                         QUICK *** EASY *** IMMEDIATE


                         KEY PRODUCTION COMPANY, INC.


 . You can now vote your shares electronically through the Internet or the telephone.
 . This eliminates the need to return the proxy card.
 . Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
------------------------------
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow voting instructions to vote your shares.


                 PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                ELECTRONICALLY